GUIDANCE EVENT January 11, 2021 NYSE LISTED WTRG

Brian Dingerdissen Vice President, Chief of Staff, Investor Relations, and Communications Welcome 2 INVESTOR PRESENTATION

Forward Looking Statement 3 This presentation contains in addition to historical information, forward looking statements based on assumptions made by management regarding future circumstances over which the company may have little or no control, that involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward - looking statements. These factors include, among others, the following: general economic and business conditions; weather conditions affecting customers’ usage or the company’s cost of operations; costs arising from changes in regulations; regulatory treatment of rate increase requests; availability and cost of capital; the success of growth initiatives, including pending acquisitions; the ability to generate earnings from capital investment; and other factors discussed in our Form 10 - K, which is on file with the SEC. We undertake no obligation to publicly update or revise any forward - looking statement. Non - GAAP Reconciliation For reconciliation of non - GAAP financial measures, see the Investor Relations section of the company’s Web site at www.essential.co INVESTOR PRESENTATION

Agenda 4 INVESTOR PRESENTATION Review of 2020 Objectives 2021 Priorities ESG Commitments Financial Guidance Acquisition Program Update Summary Q&A

5 Chris Franklin Chairman, Chief Executive Officer, and President Company Update INVESTOR PRESENTATION

Our 2020 Objectives Executed INVESTOR PRESENTATION 6 • Implemented Peoples integration • Completed DELCORA and Aqua PA Wastewater organization plan • Developed companywide ESG program including ESG Report publication Integration • Continued process to close DELCORA • Closed $63M in municipal deals and signed another $90M in municipal deals • Completed financing for acquisitions and capital investment of over $1.3B debt and $300M equity and refinancing Growth • Expect to meet top end of stated earnings guidance range • Executed approximately $1B capital investment program • Implemented companywide PFAS strategy • Completed safety review (Gas) Operational Excellence

7 Leveraging Innovation to Improve Wastewater System at Lake Monticello in Virginia INVESTOR PRESENTATION Customer Focus Drives Strong Performance Reducing Purchased Water Expense in Pennsylvania Deployed $1.7 million capital investment included in a new tie - in pipeline with a control valve, magmeter and feedback loop Created a dynamic process model that improves treatment, decreases dependency on nutrient credit purchases and reduces operating expenses ~$190,000 expense savings of a year ~$450,000 O&M savings a year [Image] [Image]

Essential is a Good Neighbor

The Essential Foundation

Essential has a charitable foundation with a focus on enriching the lives of those who live and work in the communities we serve. Essential has formed important partnerships with community-based nonprofit organizations throughout our company footprint.

Employee Volunteerism

As a mission-based organization, volunteerism allows us to expand corporate social responsibility activities by enabling employees to attend company-sponsored volunteer events at local community organizations.

Over
$4M
Community Giving in 2020

TreeVitalize Watersheds: More than 170,000 trees and shrubs planted over 15 years

Focuses on reforesting stream corridors and other areas where the trees will help improve water quality.

Leveraging Renewable Energy to Benefit Customers

Solar power usage at certain plants will generate a $4 million savings, directly benefiting our customers' utilities rates.

Essential UTILITIES
INVESTOR PRESENTATION | 8

2021 Priorities INVESTOR PRESENTATION 9 • Continue Peoples integration • Implement DELCORA integration plan Integration • Close DELCORA acquisition • Announce at least 20,000 EDU’s from Municipal Acquisitions • Sign municipal deals of at least $100M in rate base Growth • Continue to keep employees safe and the company strong through the pandemic • Execute a $1B capital program • Continue progress on ESG program • File Aqua Rate Cases in multiple states Operational Excellence

INVESTOR PRESENTATION Emissions Reduction Commitment 10 Charting a Course for Aggressive Emissions Reduction (MT CO2e in 000s) By 2035, Essential Utilities will reduce its annual Scope 1 and 2 emissions by 60% from its 2019 baseline • Goal applies to all our operations, including gas, water and wastewater • Represents planned and ongoing initiatives that utilize existing technology • Our commitment is consistent with the rate of reduction necessary over the next 15 years to keep on track with the Paris Agreement’s goal to limit global warming to below 2 degrees Celsius (1) Baseline Scope 1+2 Emissions (metric tons of CO2e) (2) Targeted Scope 1+2 Emissions (metric tons of CO2e) Gas Distribution 2019 452 (1) 2035 183 (2) 59% Reduction Essential 2019 583 (1) 2035 233 (2) 60% Reduction Water & Wastewater 131 (1) 2019 2035 50 (2) 62% Reduction

INVESTOR PRESENTATION Elements of Our Emissions Reduction Plan 11 G AS D ISTRIBUTION W ATER AND W ASTEWATER • 2022 commitment to source 100% renewable electricity for IL, NJ, OH, and PA operations • I ncreasing share of renewable energy in other states in our footprint • S hare of renewable energy will grow from 5% to 60% over next two years • R educing energy intensity at our plants • Ongoing long term infrastructure improvement plan to replace 3,000 miles of leak - prone pipe over 20 years • Gathering system repair and replacement program • Accelerated leak detection and repair • Fugitive gas reinjection during construction • Transitioning to CNG fleet vehicles

To Put T his In Perspective… By 2035, Essential’s targeted reduction is roughly equivalent to any one of the following activities taking place over one year: Annual emissions from 76,000 cars on the road Annual emissions from 59,000 homes’ electricity usage CO2 sequestered annually by over 457,000 acres of forest, which is enough to cover more than the entire expanse of the Sequoia National Park Source: U.S. Environmental Protection Agency Equivalencies Calculator INVESTOR PRESENTATION 12

INVESTOR PRESENTATION A Premier Provider of Natural Gas 13 • Significant savings for consumers by using natural gas compared to electricity. • Abundant supply to meet demands for more than 110 years. • Safe and reliable service with continued investments each year. Essential is the Right Partner for Our Customers • Replacing pipeline to protect and service our clients. • 2,700 miles of bare steel and cast iron pipe yet to be replaced under LTIIP in PA alone. • Under new 2020 accelerated pipe replacement plan, approximately 189 miles per year will be replaced. • Ample opportunity to deploy capital to improve aging infrastructure and earn timely recovery. Natural Gas Benefits to Our Customers

Diversity and Inclusion - Central to Who We Are 14 Employee Diversity Multiyear plan to achieve 17% employees of color Inclusion of Diversity, Equity and Inclusion (DE&I) metrics into executive compensation Enhance workplace environment Support supply chain Supplier Diversity Multiyear plan to increase diverse supplier spend to 15% ENHANCED METRICS INVESTOR PRESENTATION Strengthen talent

15 - Neil Armstrong Dan Schuller Executive Vice President, Chief Financial Officer INVESTOR PRESENTATION Financial Guidance

16 We will invest approximately $3 billion from 2021E through 2023E 52% 31% 4% 8% 5% Mains & Services Source Treatment Meters IT Other Water 79% 1% 4% 6% 10% Mains & Services Source & Facilities Meters IT Other Gas INVESTOR PRESENTATION ~$1 Billion 2021E GAS WATER is eligible to be recovered through various surcharges 50% Over 2021E - 2023E 2021E - 2023E Major Investments Continue to Drive Customer

Robust Infrastructure Spending Profile 17 INVESTOR PRESENTATION 147 142 156 161 148 173 171 193 295 315 327 354 2020P 2021E 2022E 2023E Gas Water Miles Pipe Rehab/Replaced Responsibility to quickly and significantly reduce emissions of pipeline over the next 3 years 1,000 miles Undeniable expertise and track record in significantly improving the environmental profile of systems we acquire Replacing approximately “P” denotes Projection “E” denotes Estimate

Maximizing Rate Base Growth Potential INVESTOR PRESENTATION 18 $5.0 $5.4 $5.8 $6.1 $6.4 $0.3 $0.5 $0.5 2019A 2020P 2021E 2022E 2023E Water ($ in Billions) $2.3 $2.5 $2.8 $3.1 $3.4 2019A 2020P 2021E 2022E 2023E Gas ($ in Billions) Acquisitions Organic “A” denotes Actual “P” denotes Projection “E” denotes Estimate (1) 2019A is presented for informational purposes only, as Peoples was acquired March 2020.

2 3 2 4 3 A+ A A- BBB+ BBB 1 1 0 3 5 A1 A2 A3 Baa1 Baa2 FFO/Net Debt 12 – 14% Strong Balance Sheet: Central to our Strategy 19 I n order to maintain our credit metrics and achieve our investment and acquisition goals, we will regularly be in the market for debt and equity. Peer Issuer Ratings (1) Peer Issuer Ratings (1) Dividend Payout Ratio 60 – 65% Select Credit Metrics (2020P – 2023E) A A A Issuer A - A+ A Issuance Baa2 Baa1 Issuance -- Baa2 Baa1 Issuer -- INVESTOR PRESENTATION Debt/Total Capitalization 50 – 55% (1) Peer ratings include LNT, AWR, AWK, ATO, AVA, BKH, CWT, NJR, NI, NWE, OGE, OGS, SJI, SWX, and SR; not all peers have ratings from both agencies

Earnings Guidance 20 INVESTOR PRESENTATION Refined 2020 annual adjusted earnings per share guidance to the top end of the $1.53 to $1.58 range 2021 annual earnings per share guidance of $1.64 to $1.69 2019 – 2023 Earnings Per Share $1.47 $1.53 - $1.58 $1.64 - $1.69 2019A* 2020P** 2021E 2022E 2023E *Adjusted income per share **Adjusted proforma income per share “A” denotes Actual “P” denotes Projection “E” denotes Estimate

Earnings Weighted to 1Q, 4Q 21 INVESTOR PRESENTATION Approximate Net Income By Quarter 25% 10% 10% 35% 35% 20% 20% 45% 4Q 3Q 2Q 1Q Based on proforma projections, 65 - 75% of net income is earned in 1Q and 4Q

22 Chris Franklin Chairman, Chief Executive Officer, and President Acquisition Program Update INVESTOR PRESENTATION

INVESTOR PRESENTATION Strategy for Continued Growth Water Gas Target ≥ 70/30 water to gas rate base mix CORE COMPETENCIES regulated water/wastewater utilities Approximately 1% of net income today Foundational growth driver of our water/ wastewater business Our primary focus today Water and Wastewater Municipal Initiative Strategic M&A MBAs Focus is on optimizing existing businesses (Home Warranty, microgrid) rather than adding new business lines Opportunistic pursuit of large, Infrastructure Investment (pipes, plants, etc.) Regulatory Affairs Operational Excellence 23

- 20,000 40,000 60,000 80,000 100,000 2015 2016 2017 2018 2019 2020 Continued Successful Municipal Acquisition Program in 2020 INVESTOR PRESENTATION 24 Cumulative Additions of Customers Through Acquisitions Almost 87,000 (2) Water and Wastewater Customers and 2020 Closed Municipal Acquisitions ($ 000s ) East Norriton • Wastewater • 4,966 customers • $20,750 rate base PA Rockwell Utilities (1) • Water/Wastewater • 721 / 721 (2) customers • $5,150 rate base IL Campbell • Water • 3,100 customers • $7,535 rate base OH New Garden • Wastewater • 2,643 (3) customers • $29,500 rate base PA (1) Rockwell Utilities is a privately owned utility that added approximately 256 water connections and 256 wastewater connections . (2) Essential's estimate of the number of equivalent dwelling units. (3) New Garden added approximately 2,000 wastewater connections. 12,151 (2) Total Customers $62.9M Total Rate Base $325 Million in Rate Base Acquired Through M&A Since 2015 Customers

Pending Transactions INVESTOR PRESENTATION 25 ~$ 420.5 M of rate base with signed APAs is expected to generate ~$ 21 M of incremental annual earnings potential (1) PA Lower Makefield • Wastewater • 11,000 customers • $53M purchase price Commons Water (2) • Water • 980 customers • $4M purchase price TX Bourbonnais • Wastewater • 6,450 customers • $32.1M purchase price IL 224,605 (3) Total Customers $ 420.5 M Total Purchase Price There are two additional deals where we have been selected as the winning bidder and we are working to sign an APA (1) This is an illustrative earnings assumption based on an assumed 50% debt / 50% equity capital structure and a hypothetical 10 % allowed return on equity. (2) Commons Water is a privately owned utility. (3) Essential's estimate of the number of equivalent dwelling units. PA East Whiteland • Wastewater • 8,175 customers (3) • $54.9M purchase price PA DELCORA • Wastewater • 198,000 customers (3) • $276.5M purchase price

DELCORA Key Milestones INVESTOR PRESENTATION 26 Status Update Events Announced Acquisition of DELCORA 9/17/2019 Filed Application with PA PUC 3/3/2020 Forward Equity Offering (Financial) 8/10/2020 Anticipated PA ALJ’s Recommended Decision 1/20/2021 PA PUC Public Meeting 3/11/2021 Anticipated Closing on Acquisition of DELCORA Q2 2021 • On December 28, 2020, the Delaware County Court of Common Pleas issued an order supporting the pending acquisition with DELCORA by rejecting the county’s attempt to block the sale. • Ruled the asset purchase agreement is “fully binding and enforceable” • Also ruled that the funds to offset DELCORA customer bills is legal • The ruling supports the anticipated closing timeline for the transaction as we await the ALJ’s recommended decision and the PUC decision. Purchase Price $276.5M Aqua’s Est. CapEx (through 2028) ~$700M Revenues (2020P) $73M

Municipal M&A Strategy INVESTOR PRESENTATION 27 Essential's Considerations for Municipal Deals Community needs/use of proceeds Deal scale (connections, net income) Ability to utilize FMV Funding - equity used for larger deals Future rate expectations Rate case timing Muni growth profile (incl. future Capex)

28 Active Municipal Opportunities INVESTOR PRESENTATION >25,000 125,000 10,000 - 25,000 125,000 <10,000 90,000 Size Range (Approx. # of Customers) Total Customers (Approx. # of Customers) At an illustrative purchase p rice of $4,000 - $6,000 per customer, this would imply additional rate base of approximately $1.4B - $2.1B 340,000 Total Customers We are actively pursuing acquisition opportunities in most of our states, totaling approximately 340,000 customers. While we do not expect to close all of these opportunities, this illustrates the number of municipals we are evaluating and the increasing opportunity size. Of these potential pipeline opportunities, a majority are wastewater

• Income per diluted common share of $1.64 to $1.69 for 2021 • 3 - year earnings per share growth CAGR of 5 to 7% for 2020 through 2023 • Regulated water segment infrastructure investments of approximately $550 million in 2021 • Regulated natural gas segment infrastructure investments of approximately $450 million in 2021 • Infrastructure investments of approximately $3.0 billion through 2023 to rehabilitate and strengthen water, wastewater and natural gas systems • Regulated rate base compound annual growth rate of 6 to 7% per year through 2023 in water • Regulated rate base compound annual growth rate of 8 to 10% per year through 2023 in gas • Average annual regulated water customer (or equivalent dwelling units) growth of 2 to 3% from acquisitions and organic customer growth • Gas customer count stable for 2021 Guidance 29 (1) Represents rate base growth excluding acquisitions. INVESTOR PRESENTATION • Reduction of Scope 1 and 2 greenhouse gas emissions by 60% by 2035 • Multiyear plan to increase diverse supplier spend to 15% • Multiyear plan to achieve 17% employees of color Capex Earnings Rate Base (1) Customer Growth ESG

INVESTOR PRESENTATION Essential Value Proposition 30 Long - term growth plan with predictable earnings and dividend growth Regulatory collaboration drives strong investment pipeline Proven acquirers with ample opportunity for future consolidations Strong ESG practices with targeted emissions reduction goals Well positioned to leverage expertise and continue to grow opportunistically 1 3 2 4

31 Questions? INVESTOR PRESENTATION

32 Thank You for Attending Essential’s Guidance Event NYSE LISTED WTRG Fourth Quarter and Full Year Earnings Conference Call and Webcast Thursday, February 25, 2021

INVESTOR PRESENTATION For more information contact: 33 Brian Dingerdissen Vice President, Chief of Staff, Investor Relations and Communications (610)645 - 1191 BJDingerdissen@Essential.co Renee Marquis Director, Investor Relations (610)645 - 1021 RTMarquis@Essential.co

Appendix 34 INVESTOR PRESENTATION

Essential: Proven, thoughtful stewards of natural resources 35 $5.2 $2.5 Water Gas $7.3b Q3 2020 Combined Rate Base 66% 9% 6% 2% 2% 3% 5% 5% 1% 2% PA OH NC IN VA NJ TX IL WV KY Q3 2020 Combined Customers by State (1) Water Gas Combined INVESTOR PRESENTATION Our purpose: Essential Utilities is uniquely positioned to play an important role in solving today’s water and natural gas challenges by renewing and improving infrastructure through thoughtful capital investment, operational excellence, environmental stewardship and rigorous safety standards. Combined Company Footprint (1) Combined customers by state FN

Dividend Growth Targeted In Line with EPS 36 INVESTOR PRESENTATION Dividends Per Share (Annualized) $0.6600 $0.7120 $0.7652 $0.8188 $0.8760 $0.9372 $1.0028 2014 2015 2016 2017 2018 2019 2020 Dividend target: maintain similar level payout ratio, no higher than 65%

37 INVESTOR PRESENTATION 2020 Usage Trends Table Due to COVID - 19 and favorable weather, we have seen residential usage increase by almost 11% in the third quarter when compared to the same time last year, while commercial usage has decreased by just 3% 11,693 4,361 1,688 663 408 201 12,952 4,211 1,696 571 379 246 Residential Commercial Industrial Other Water Utilities Public Other Q3 2020 vs Q3 2019 (Millions of Gallons) 3Q2019 = 19,015 million gallons 3Q2020 = 20,056 million gallons (+5.5%) +10.8% - 3.4% +0.5% - 13.9% - 7.0% +22.5% State Moratorium Lift Pennsylvania 11/9/2020 New Jersey 3/15/2021 Ohio 9/1/2020 Illinois 8/26/2020 Indiana 8/17/2020 Texas 6/13/2020 Virginia 10/5/2020 (1) North Carolina 9/1/2020 (2) Kentucky 10/20/2020 West Virginia 7/1/2020 (1) Potential to be extended based on Governor’s request (2) Shut - offs commenced on 10/12/2020

38 Rate Activity 2020 Completed Rate Cases and Surcharges Gas segment surcharges in KY and PA with annualized revenue increase of $1.0 million Water segment base rate cases or surcharges in IL, IN, NC, OH, VA, and PA with annualized revenue increase of $21.0 million Pending Rate Cases and Surcharges No pending gas segment base rate cases or surcharges 38 INVESTOR PRESENTATION As of 01/10/2021 2021 Completed Rate Cases and Surcharges No completed gas segment base rate cases or surcharges Water segment base rate case in NJ with annualized revenue increase of $0.5 million Pending Rate Cases and Surcharges No pending gas segment base rate cases or surcharges Water segment base rate cases or surcharges in VA and IN with requested annualized revenue increase of $1.8 million

39 39 INVESTOR PRESENTATION 2020 Rates and Surcharges Completed As of 01/10/2021 State Docket Number Segment Type Awarded Annualized Revenue Increase ($thousands) Illinois N/A Water Surcharge $2,902 N/A Wastewater Surcharge $369 20 - 0309 Water Surcharge $840 20 - 0309 Wastewater Surcharge $125 Virginia PUR - 2019 - 00209 Water Surcharge $132 PUR - 2019 - 00209 Wastewater Surcharge $141 North Carolina W - 218, Sub 497A Water Surcharge $571 W - 218, Sub 497A Wastewater Surcharge $134 W - 218, Sub 526 Water Rate Case $2,645 W - 218, Sub 526 Wastewater Rate Case $781 Ohio 89 - 7028 - WW - TRF Water Rate Case $995 20 - 0532 - WW - SIC Water Surcharge $2,168 Indiana 45314 U Water Rate Case $48 45308 U Wastewater Rate Case $11 Pennsylvania M - 2020 - 3020466 Water Surcharge $5,598 M - 2020 - 3020493 Wastewater Surcharge $265 M - 2020 - 3022036 Water Surcharge $3,212 M - 2020 - 3022080 Wastewater Surcharge $27 Kentucky 2020 - 00059 Gas Surcharge $632 Pennsylvania N/A Gas Surcharge $345 New Jersey N/WR20010056 Wastewater Rate Case $500* Total $22,441 *The effective date of the New Jersey wastewater base rate case was 1/1/2021

40 40 INVESTOR PRESENTATION Rates and Surcharges Pending As of 01/10/2021 State Docket Number Segment Type Requested Annualized Revenue Increase ($thousands) Virginia PUR - 2020 - 00106 Water Rate Case $1,476 PUR - 2020 - 00106 Wastewater Rate Case $257 Indiana 45416 - U Water Rate Case $33 Total $1,766

Constructive Regulation Enables Investment for Customers INVESTOR PRESENTATION 41 Mechanism Allowed Surcharges Mechanism Allowed Surcharge DSIC PA 7.5% W 5% WW NC WSSIC 5% IL QIPS 2.5% avg. annual increase NJ DSIC 5% OH SIC 12.75% W 9% WW IN DSIC 10% No Cap PRP DSIC KY PA DSIC refers to “Distribution System Improvement Charge” SIC refers to “System Improvement Charge” QIPS refers to “Qualifying Infrastructure Plant Surcharge” WSSIC refers to “Water and Sewer System Improvement Charge” PRP refers to natural gas “Pipeline replacement Program” WATER GAS VA 5%

Tax Repair Considerations 42 INVESTOR PRESENTATION IRS tax repair regulations allow repair costs that were previously capitalized to be expensed for tax purposes. We plan to elect tax repair for Peoples' largest Pennsylvania subsidiary, Peoples Natural Gas, shortly after close. • Gas pipelines are considered network assets • Unit of property for networks assets based on taxpayers facts and circumstances - e.g., pressure zones between regulator stations • Methodology – typically projects that replace less than a certain percentage of a unit of property are considered eligible repairs • Ineligible if there is a "betterment" (e.g., increased capacity providing for growth, correcting a material condition or defect • Commission action required to determine allocation of "catch - up" deduction benefit • IRS issued tangible property regulations which became effective for tax years beginning January 1, 2014. Taxpayers were allowed to early adopt under proposed regulations • Adoption of the tangible property regulations allowed companies greater deductions and increased cash flows • Election of tax repair requires a company to reset its tax position as if the company had always filed that way. This results in a "catch - up" deduction • PA PUC allows flow through tax accounting treatment that allows for the lower tax expense to flow through the P&L when incurred Legislative History Gas Network Assets

43 Well - Positioned in Fair Market Value States INVESTOR PRESENTATION Enacted FMV Essential State Year FMV Enacted Illinois 2013 New Jersey, Indiana 2015 Pennsylvania 2016 North Carolina, Ohio 2018 Texas 2019 Virginia 2020 Essential has a history of successful collaboration with legislatures and regulators to implement constructive regulatory mechanisms and introduce Fair Market Value (“FMV”) legislation. FMV is enacted in all of our 8 water/wastewater states

The Truth About Natural Gas 44 INVESTOR PRESENTATION • 179 million Americans use natural gas in their homes • Households that use natural gas for heating, cooking and clothes drying save an average of $879 per year compared to homes using electricity for those applications • The affordability of natural gas has led to $121 billion in savings for American businesses since 2009 • Average real price commercial customers paid for natural gas in 2016 dropped to the lowest level since the 1970s • Compared to propane, fuel oil and electricity, natural gas is affordable and has stable prices projected for decades Affordability • One new customer every minute, natural gas utilities nationwide have added nearly 613,000 customers each year while keeping consumption stable due to energy efficiency improvements • The U.S. produces more natural gas than any nation in the world, with enough supply to meet our energy needs for more than 110 years • More homes and business in the United States use natural gas today than ever before and the numbers continue to increase • 3,374 Tcf of gas resources in the U.S., with almost 40% in the Atlantic area • In less than 2 decades, the amount of natural gas being exported has increased by more than 22 times and surpassed the amount being imported Local Abundant Supply • 2.6 million miles of underground natural gas pipelines across America including 2.2 million miles of local utility distribution pipeline and 300,000 miles of transmission pipelines • Since 1990 - 56% decrease in unprotected steel pipelines, 61% decrease in cast iron pipeline and 215% increase in modern plastic pipelines • 42 states have rate mechanisms that foster accelerated replacement of pipelines • America's natural gas utilities invest $86.6 million every day on enhancing the safety of distribution and transmission systems and add an average of 53 miles of distribution pipeline every day to connect new customers and upgrade existing infrastructure Safe & Reliable Services To see the sources of these facts, go to AGA.org/Playbook

Natural Gas – A Solution to Emissions Reduction 45 INVESTOR PRESENTATION • Residential natural gas accounts for only 4% of the total U.S. greenhouse gas emissions • Emissions from natural gas distribution systems have declined 73% • Increased use of natural gas in the single largest factor in power sector emissions reduction reaching 25 - years lows • Natural gas systems have added 12.4 million residential customers over 20 years, but consumption has remained stable due to energy efficiencies • Today, natural gas meets more than 30% of the United States energy needs (1) These forecasts are from the U.S. Energy Information Administration’s (EIA) 2020 Annual Energy Outlook, released in Janua ry. They represent EIA’s moderate base case, referred to as AEO2020 Reference. Note: To see the sources of these facts, go to AGA.org/Playbook 1990 2000 2010 2020 2030 2040 2050 Energy production (AEO2020 Reference case) quadrillion BTUs Projected Natural Gas Production 0 20 40 60 80 100 0 5 10 15 20 25 30 35 40 2000 2010 2020 2030 2040 2050 R esidential Electric power I ndustrial L iquefaction Lease and plant O ther Commercial T ransportation Projected Natural Gas Consumption Natural gas consumption by sector (AEO2020 Reference case) Trillion Cubic Feet / Billion Cubic Feet Per Day 2019 H istory Projections 2019 H istory Projections D ry natural gas C rude oil and lease condensate Other renewable energy Coal Natural gas plant liquids Nuclear Hydro

46 7X WATER QUALITY • In 2019, we outperformed the national average on drinking water quality by a factor of seven times (1) • We continue to reach new highs in wastewater system compliance • Essential made an ambitious pledge to address the important issue of PFAS in drinking water • A company wide standard of 13 ppt, well below the EPA's non - enforceable health advisory level of 70 ppt, will allow Essential to address identified contaminant uniformly across its footprint PFAS IN WATER SAFETY & DIVERSITY AWARDS • In 2019, our gas business was awarded the Industry Leader Accident Prevention Award from the American Gas Association • 2019 also featured one of Aqua's strongest years of safety performance • Recognized by 2020 Women on Boards and received the Forum of Executive Women’s Advancing Women Company Award (1) Measured as the percentage of community water systems with health - based (Tier 1 and Tier 2) violations Strong ESG Program Continues to Deliver INVESTOR PRESENTATION

Enhanced Reporting Underscores ESG Commitment 1 INVESTOR PRESENTATION 47 Interactive ESG Website & Tear Sheet Investor and Stakeholder Reporting Utilize Multiple ESG Reporting Frameworks INVESTOR PRESENTATION